EXHIBIT 23.2

                         CONSENT OF S.R. SNODGRASS, A.C.

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                      [LETTERHEAD OF S.R. SNODGRASS, A.C.]

                        INDEPENDENT ACCOUNTANTS' CONSENT




         We consent to incorporation by reference in the Registration Statement on Form S-8, of our report dated February 12, 1999 appearing in the Annual Report on Form 10-KSB of Carnegie Financial Corporation for the year ended December 31, 1998.




                                        /s/ S.R. Snodgrass, A.C.
                                        ----------------------------------------
                                        S.R. Snodgrass, A.C.




April 23, 1999

Wexford, Pennsylvania